EXHIBIT 99.1

Repro-Med Systems and Omni Biomed LLC Sign Distribution Agreement For Marketing the Freedom60 Infusion System and the Res-Q-Vac Suction System

Tuesday May 11, 2004
:
Repro-Med Systems Inc., Chester, New York (OTC: REPR.OB) announced today a distribution agreement with Omni Biomed based in Knoxville, Tennessee. Repro-Med Systems develops and manufactures high performance, low cost medical devices. Omni Biomed LLC services hospitals, physicians, clinics and home and long term care markets in the South East United States. The agreement covers the Freedom60 Syringe Infusion System and the Res-Q-Vac Airway Suction System for the South Eastern United States including Tennessee, Kentucky, Alabama, Arkansas, North Carolina, South Carolina, Mississippi, Louisiana, West Virginia, Virginia, Georgia, and Florida.

"It is with great excitement that we announce our agreement with Omni Biomed which presents a unique opportunity in the infusion market for our Freedom60," comments Andy Sealfon, President of Repro-Med Systems, Inc. "Omni brings together experience not only in distribution, but also operates their own pharmacy and has direct user experience with the Freedom60 on patients. This provides essential technical and financial knowledge of infusion delivery to support their marketing. They already service hundreds of nursing homes and home care centers in the South East, which will also facilitate introducing our Res-Q-Vac to the home care market. " Sealfon added.

Ron Sherrill, President of Omni Healthcare said "We are delighted to become a distributor for Repro-Med products. Our customers have already had positive results from the Freedom60. Adding the Res-Q-Vac will help us in developing new markets as well as expanding existing markets."

Acceptance of the Freedom60 Syringe System has been accelerated in domestic and global markets with documented applications for vancomycin and desferal. In Europe, the Freedom60 has made great progress in treating pain via epidural administration. Omni's staff of clinical pharmacists and nurses, will introduce the Freedom60 to these cases in the United States.

Omni's presence in the home care and nursing home market will enable it to introduce the Res-Q-Vac for patients needing routine suction at home or in long term care-- or anyone requiring airway suction maintenance. The use of Res-Q-Vac is expanding into home care and hospitals due to the addition of Full Stop Protection, which prevents any infection or contamination from exiting the system, thus protecting the health care professionals and the public at large. Protection against the spread of disease is mandated by OSHA law and indicated in the CDC guidelines. Hospitals have been encouraged to provide isolation for the treatment of potentially infected patients such as those suspected having SARS, tuberculosis, AIDS/HIV, etc., all of which can be safely and cost effectively treated in isolation using the filtered Res-Q-Vac.

For more information call:
Repro-Med Systems, Inc.
Andrew Sealfon
800-624-9600 x 307
andy@repro-med.com
www.Repro-Med.com

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